SUPPLEMENT TO THE
NORTH CAROLINA CAPITAL MANAGEMENT TRUST'S AUGUST 18, 1998 PROSPECTUS The following information replaces similar information found in the "Investment Principles and Risks" section beginning on page P-9.
       CASH PORTFOLIO    invests only in those instruments that are
authorized for investment by units of local government as specified in North Carolina General Statute 159-30 (the Statute), as amended from time to time, and in 20 North Carolina Administrative Code 3.0703 (the
Code). Cash Portfolio invests only in high-quality U.S. dollar-denominated money market instruments that are rated in the highest rating category by a nationally recognized rating service, U.S. Government securities and repurchase agreements. Cash Portfolio generally intends to maintain a dollar-weighted average maturity of 60 days or less.